Lord Abbett Diversified Income Strategy Fund

Supplement dated October 30, 2013 to the

Summary Prospectus dated April 1, 2013

1.	Effective October 30, 2013, each of Lord Abbett High Yield Municipal Bond Fund and Lord Abbett National Tax Free Fund, each a series of Lord Abbett Municipal Income Fund, Inc., is added as an underlying fund in which Lord Abbett Diversified Income Strategy Fund (the “Fund”) may invest. Accordingly, the following risk factors are added to the section titled “Principal Risks” beginning on page 5 of the Summary Prospectus.
•	Municipal Bond Risk – Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the price of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The market for municipal bonds and high yield bonds, in particular, generally is less liquid than other securities markets, which may make it more difficult for an underlying fund to sell its bonds.
•	Inverse Floaters Risk – The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile.

An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the floaters becomes greater in proportion to the value of the underlying municipal bonds.

2.	Effective November 1, 2013, the front-end sales charges applicable to purchases of Class A shares of the Fund will be reduced, with corresponding reductions in the dealer’s concessions related to those purchases. As of that date, the Fund’s maximum Class A share front-end sales charge will be reduced from 5.75% to 2.25%, with corresponding reductions at each breakpoint. As of that date, the Fund’s minimum investment for purchases of Class A shares without a front-end sales charge will be reduced from $1 million to $500,000. In addition, you may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds.
3.	Effective November 29, 2013, the Fund will change its name to “Lord Abbett Multi-Asset Income Fund.” As of such date, all references to the term “Fund” (in the context of referring to the Diversified Income Strategy Fund) or to “Lord Abbett Diversified Income Strategy Fund” in the Summary Prospectus shall mean and refer to “Lord Abbett Multi-Asset Income Fund.”

Please retain this document for your future reference.